UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 21, 2023

Date of Report (Date of earliest event reported)

TRANSMONTAIGNE PARTNERS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Broadway, Suite 3100 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 626-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

As of September 21, 2023, the registrant has no common units outstanding.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TransMontaigne Partners LLC (“TLP”) announced today that on September 14, 2023, Frederick W. Boutin notified TLP Acquisition Holdings, LLC (“TLP Acquisition”), the indirect 100% owner of TLP, of his intention to retire from his position as Chief Executive Officer of TLP, and its other subsidiaries, effective as of October 1, 2023. Effective upon his retirement as Chief Executive Officer of TLP, Mr. Boutin will become the Executive Chairman of the Board of Directors of TLP Acquisition. Mr. Boutin has been the Chief Executive Officer of TLP since 2014.

On September 18, 2023, TLP Acquisition appointed Randal T. Maffett (63) as Chief Executive Officer of TLP effective October 1, 2023. Mr. Maffett served as Chief Commercial Officer of Kinder Morgan Terminals from 2014 to 2019, as Senior Vice President, Corporate Development of CVR Energy, Inc. from 2011 to 2014 and in other roles in the energy industry dating back to 1979. Mr. Maffett holds a B.S. in Petroleum Engineering from Louisiana State University.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing Mr. Boutin’s retirement and Mr. Maffett’s appointment is attached as Exhibit 99.1 hereto. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates the information by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated September 21, 2023, announcing retirement of Frederick W. Boutin as CEO and appointment of Randal T. Maffett as CEO of TransMontaigne Partners LLC.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: September 21, 2023	By:	/s/ Matthew
		Name:	Matthew B. White
		Title:	Executive Vice President, Secretary and General Counsel